UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 7, 2008

                        Schnitzer Steel Industries, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Oregon                     0-22496                  93-0341923
          ------                     -------                  ----------
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

3200 N.W. Yeon Ave. P.O. Box 10047
      Portland, OR                                          97296-0047
      ------------                                          ----------
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number Including Area Code:         (503) 224-9900

                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On January 7, 2008, Schnitzer Steel Industries, Inc. (the "Company") issued a press release announcing financial results for the fiscal year ended November 30, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.




Item 9.01   Financial Statements and Exhibits

(d)     Exhibits
        --------

99.1    Press Release of Schnitzer Steel Industries, Inc. issued on
        January 7, 2008.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Schnitzer Steel Industries, Inc.
                                          (Registrant)


Dated: January 7, 2008                    By:   /s/Richard D. Peach
                                                ------------------------
                                          Name:  Richard D. Peach
                                          Title: Chief Financial Officer

                                  Exhibit Index

Exhibit No. Description

99.1        Press Release of Schnitzer Steel Industries, Inc. issued on
            January 7, 2008.